UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2019

CARBON BLACK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38478	55-0810166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 Winter Street, Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 393-7400

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CBLK	The Nasdaq Global Select Market

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Carbon Black, Inc. (the “Company”) on August 22, 2019, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated August 22, 2019, by and among VMware, Inc. (“VMware”), Calistoga Merger Corp., a wholly owned subsidiary of VMware (“Merger Sub”) and the Company. Pursuant to the Merger Agreement, Merger Sub commenced a tender offer to purchase all of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share (the “Shares”), for a purchase price of $26.00 per Share, (the “Offer Price”), net to the holders of Shares in cash, without interest and subject to any required withholding of taxes (the “Merger Consideration”), and upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 6, 2019 (the “Offer to Purchase”) and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”).

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

The Offer and withdrawal rights expired as scheduled at 5:00 p.m., New York City time, on October 7, 2019 (such date and time, the “Expiration Time”). American Stock Transfer & Trust Company, LLC, the depositary for the Offer, advised Merger Sub that, as of the Expiration Time, a total of approximately 64,173,721 Shares, representing approximately 85.1% of the Company’s currently outstanding Shares, were validly tendered and not withdrawn in the Offer, including 518,890 Shares tendered pursuant to guaranteed delivery procedures. As of the Expiration Time, the number of Shares validly tendered and not validly withdrawn pursuant to the Offer satisfied the minimum tender condition of the Offer, and all other conditions to the Offer were satisfied or waived.  Immediately after the Expiration Time, Merger Sub irrevocably accepted for payment, and will promptly pay for, all Shares validly tendered and not validly withdrawn prior to the Expiration Time.

On October 8, 2019, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the Delaware General Corporation Law (“DGCL”), Merger Sub merged with and into the Company, with the Company being the surviving corporation (the “Merger”). Upon completion of the Merger, the Company became a wholly owned subsidiary of VMware.

At the effective time of the Merger (the “Effective Time”), as a result of the Merger, and pursuant to the terms and subject to the conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time (other than Shares held in the treasury of the Company and any shares owned by Merger Sub or irrevocably accepted for purchase by Merger Sub in the Offer and Shares held by any Company stockholder who has validly exercised its appraisal rights under the DGCL) was converted into the right to receive the Offer Price, in cash, without interest thereon and less any applicable to withholding taxes.

The effect of the Merger on Company stock options and other equity-based awards is described on page 6 of the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on September 6, 2019, as amended on September 10, 2019, September 26, 2019, October 7, 2019 and October 8, 2019 which description is incorporated herein by reference.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company (i) notified the NASDAQ Global Market (“NASDAQ”) on October 8, 2019 that the Merger was consummated and (ii) requested that NASDAQ (x) halt trading in the Shares for October 8, 2019 and suspend trading of the Shares effective October 8, 2019 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company intends to file a certification on Form 15 with the SEC to cause the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03.                          Material Modification to Rights of Security Holders.

The information disclosed under Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.                          Changes in Control of Registrant.

As a result of Merger Sub’s acceptance for payment of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer and the consummation of the Merger pursuant to Section 251(h) of the DGCL on October 8, 2019, a change in control of the Company occurred and the Company now is a wholly owned subsidiary of VMware.

The information disclosed under Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, all members of the Company’s board of directors and all officers of the Company were replaced by the directors and officers of Merger Sub, respectively.

Item 5.03.                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Company’s amended and restated certificate of incorporation and the Company’s amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto, each of which are incorporated herein by reference.

Item 8.01                                 Other Events.

On October 8, 2019, VMware issued a press release relating to the expiration of the Offer and the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1*

Agreement and Plan of Merger, dated as of August 22, 2019, by and among VMware, Inc., Calistoga Merger Corp. and Carbon Black, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on August 22, 2019).

3.1	Amended and Restated Certificate of Incorporation of Carbon Black, Inc.
3.2	Amended and Restated Bylaws of Carbon Black, Inc.
99.1	Press Release, issued on October 8, 2019 by VMware, Inc.

*                                         Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2019

Carbon Black, Inc.

By:	/s/ Stephen Webber
Stephen Webber
Executive Vice President and Chief Financial Officer